Exhibit 99.1
EXECUTION VERSION
          FIRST AMENDMENT dated as of December 13, 2006 (this “Amendment”), to the Amended and Restated Five-Year Credit Agreement dated as of January 20, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AETNA INC., a Pennsylvania corporation (the “Borrower”); the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
          WHEREAS the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
          SECTION 2. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
          (a) Article I of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:
     ““SFAS 158” means Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R),” issued by the Financial Accounting Standards Board of the Financial Accounting Foundation in September 2006, as amended by subsequent pronouncements, if applicable.”
          (b) Article I of the Credit Agreement is hereby further amended by deleting in its entirety the definition of “Adjusted Consolidated Net Worth” and replacing such definition with the following:
     ““Adjusted Consolidated Net Worth” means (a) at any date prior to December 31, 2006, the total consolidated shareholders’ equity of the Borrower determined as of such date in accordance with GAAP, adjusted to exclude (i) any minimum pension liability adjustment recorded in accordance with SFAS 87 and (ii) any net unrealized capital gains and losses and (b) at any date on or after December 31, 2006, the total consolidated shareholders’ equity of the Borrower determined as of such date in accordance with GAAP, adjusted to exclude (i) any adjustment recorded to reflect the overfunded or underfunded status of the Borrower’s defined benefit pension and other postretirement plans in accordance with SFAS 158 and (ii) any net unrealized capital gains and losses.”

          SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date and immediately after giving effect to this Amendment:
          (a) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true in all material respects, with the same effect as if made on and as of the Amendment Effective Date; provided, that, solely for the purposes of this paragraph, (i) the date referred to in each of Sections 4.04(a)(i) and 4.04(b) of the Credit Agreement shall be deemed to be December 31, 2005, (ii) the dates referred to in Section 4.04(a)(ii) of the Credit Agreement shall be deemed to be (A) March 31, 2006, (B) June 30, 2006 and (C) September 30, 2006, (iii) clause (b) of the definition of “Disclosure Documents” in the Credit Agreement shall be deemed to refer to the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, (iv) clause (c) of such definition shall be deemed to refer to the Borrower’s Quarterly Reports on Form 10-Q for the quarterly periods ended (A) March 31, 2006, (B) June 30, 2006 and (C) September 30, 2006 and (v) clause (d) of such definition shall be deemed to refer to the Borrower’s Current Reports on Form 8-K, if any, filed or furnished prior to the Amendment Effective Date.
          (b) this Amendment has been duly authorized, executed and delivered by the Borrower, and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding agreement of the Borrower, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or law; and
          (c) no Default or Event of Default has occurred and is continuing.
          SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date of this Amendment (the “Amendment Effective Date”) when and only if the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of (a) the Borrower and (b) Lenders constituting the Required Lenders.
          The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

          SECTION 5. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. The representations, warranties and agreements contained herein shall for all purposes of the Credit Agreement be deemed to be set forth in the Credit Agreement.
          SECTION 6. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
          SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
          SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the preparation and administration of this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.
[signatures follow]

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the date first written above.

AETNA INC., as Borrower,

by:	/s/ Alfred P. Quirk, Jr. Name: Alfred P. Quirk, Jr.
Title: Vice President, Finance and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and Lender,

by:	/s/ Dawn Lee Lum Name: Dawn Lee Lum
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF DECEMBER 13, 2006 TO THE AETNA INC. AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT DATED AS OF JANUARY 20, 2006

LENDER: BANK OF AMERICA, N.A

by: Name:	/s/ Joseph L. Corah Joseph L. Corah
Title:	Senior Vice President

LENDER: THE BANK OF NEW YORK

by: Name:	/s/ John Lokay John Lokay
Title:	Vice President

LENDER: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. NEW YORK BRANCH

by: Name:	/s/ Jesse A Reid, Jr. Jesse A Reid, Jr.
Title:	Authorized Signatory

LENDER: BARCLAYS BANK PLC

by: Name:	/s/ Nicholas Bell Nicholas Bell
Title:	Director

LENDER: CITIBANK N.A.

by: Name:	/s/ Maria Hackley Maria Hackley
Title:	Managing Director

LENDER: CREDIT SUISSE Cayman Islands Branch

by: Name:	/s/ Sarah Wu Sarah Wu
Title:	Director

by: Name:	/s/ Karim Blasetti Karim Blasetti
Title:	Associate

LENDER: DEUTSCHE BANK AG NEW YORK BRANCH

by: Name:	/s/ Ming K. Chu Ming K. Chu
Title:	Vice President

by: Name:	/s/ Vincent Wong Vincent Wong
Title:	Vice President

LENDER: FIFTH THIRD BANK

by: Name:	/s/ Brooke Balcom Brooke Balcom
Title:	Assistant Vice President

LENDER: LASALLE BANK NATIONAL ASSOCIATION

by: Name:	/s/ George L. Kumis George L. Kumis
Title:	Senior Vice President

LENDER: NATIONAL CITY BANK

by: Name:	/s/ Gustavus A. Bahr Gustavus A. Bahr
Title:	Vice President

LENDER: PNC BANK, NATIONAL ASSOCIATION

by: Name:	/s/ Edward J. Chidiac Edward J. Chidiac
Title:	Managing Director

LENDER: STATE STREET BANK AND TRUST COMPANY

by: Name:	/s/ Lise Anne Boutiette Lise Anne Boutiette
Title:	Vice President

LENDER: THE ROYAL BANK OF SCOTLAND PLC BY: GREENWICH CAPITAL MARKETS INC, AS AGENT

by: Name:	/s/ George J. Urban George J. Urban
Title:	Vice President

LENDER: UBS LOAN FINANCE LLC

by: Name:	/s/ Trja R. Otsa Trja R. Otsa
Title:	Associate Director

by: Name:	/s/ Maria A. Haddad Maria A. Haddad
Title:	Associate Director Banking Product Services US

LENDER: U.S. BANK NATIONAL ASSOCIATION

by: Name:	/s/ Ziad W. Amra Ziad W. Amra
Title:	Assistant Vice President

LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION

by: Name:	/s/ James Conville James Conville
Title:	Assistant Vice President

LENDER: WEBSTER BANK

by: Name:	/s/ Lawrence Davis Lawrence Davis
Title:	Vice President

LENDER: WILLIAM STREET COMMITMENT CORPORATION (RECOURSE ONLY TO THE ASSETS OF WILLIAM STREET COMMITMENT CORPORATION

by: Name:	/s/ Mark Walton Mark Walton
Title:	Assistant Vice President

LENDER: MORGAN STANLEY BANK

by: Name:	/s/ Daniel Twenge Daniel Twenge
Title:	Vice President